Form N-SAR
Item 770

Name of Registrant:		Anchor Series Trust

Name of Portfolio:		Anchor Series Trust Government & Quality Bond Fund

Issuer:				Goldman Sachs

Years of Operation:		138

Underwriting Type:		Firm

Offering Type:			Bond/Senior Subordinated Notes

Underwriter from whom Purchased:	Goldman Sachs Group Inc.

Underwriting Syndicate Members:	Goldman Sachs & Co., Blaylock & Co. Inc.,
Daiwa Securities SMBC Europe Ltd., Williams Capital Group LP


Date Offering Commenced:	12/18/07

Date of Purchase:		12/18/07

Principal Amount of Offering:	$5,545,000

Offering Price:			$95.09

Purchase Price:			$95.09

Commission, spread or profit:			0.50%

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:   $2,586,000




 Form N-SAR
Item 770

Name of Registrant:		Anchor Series Trust

Name of Portfolio:		Anchor Series Trust Strategic Multi-Asset

Issuer:					Man Group plc

Years of Operation:			224

Underwriting Type:			Firm

Offering Type:				Common Stock

Underwriter from whom Purchased:	Citigroup Global Markets, Inc.,
Merrill Lynch & Co.

Underwriting Syndicate Members:		Citigroup Global Markets Inc.
						J.P.Morgan Securities, Inc.
						Lehman Brothers, Inc.
						Merrill Lynch,Pierce,Fenner&Smith
						UBS Securities LLC
						Credits Suisse Securities (USA) LLC
						Deutsche Bank Securities, Inc.
						Goldman Sachs & Co.
						Morgan Stanley & Co. Inc.
						ABM AMRO Rothschild LLC
						Banc of America Securities LLC
						BMO Capital Markets Corp.
						HSBC Securities (USA) Inc
						Keefe, Brayette & Woods, Inc.
						Sandler O Neill & Partners, L.P.
						Wachovia Capital Markets, LLC
						Blaylock & Company, Inc.
						CL King & Associates, Inc.
						Chatsworth Securities LLC
						Calyon Securities (USA), Inc.
						Dowling & Partners Securities, LLC
						E*Trade Securities LLC
						Oppenheimer & Co., Inc.
						Fortis Securities LLC
						Guzman & Company
						ING Financial Markets, LLC
						Jeffries & Company, Inc.
						Lazard Capital Markets LLC
						M.R. Securities USA Inc.
						Muriel Siebert & Co., Inc
						Raymond James & Associates, Inc.
						RBC Capital Markets Corp.
						Robert W Baird & Co. Inc.
						Samuel A. Ramirez & Co.
						MSH Capital Inc.
						Stifel, Nicholas & Company, Inc.
						Sun Trust Capital Markets, Inc.
						The Williams Capital Group, L.P.
						Piper Jaffray & Co.
						Utendahl Capital Partner, L.P.
						Wells Fargo Securities, LLC.
						William Blair & Company, LLC



Date Offering Commenced:			07/18/07

Date of Purchase:				07/18/07

Principal Amount of Offering:			$2,921,392,950

Offering price:					$30.00

Purchase price:					$30.00

Commission, spread or profit:			1.80 %

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:   $2,921,392,950



Form N-SAR
Item 770

Name of Registrant:		Anchor Series Trust

Name of Portfolio:		Anchor Series Trust Capital Appreciation

Issuer:				Orbitz Worldwide Inc.

Years of Operation:		8

Underwriting Type:		Firm

Offering Type:			Common Stock

Underwriter from whom Purchased:	Orbitz Worldwide Inc.

Underwriting Syndicate Members:		Morgan Stanley & Co.
						Goldman Sachs & Co.
						Lehman Brothers Inc.
						J.P. Morgan Securities Inc.
						Credit Suisse (USA) LLC
						UBS Securities LLC
						Thomas Weisel Partners LLC
						Piper Jaffray & Co.
						Pacific Crest Securities Inc.
						Stifel
						Nicholaus & Company, Inc.
						Blaylock & Company, Inc.
						Jackson Securities, LLC
						Muriel Siebert & Co. Inc
						The Williams Capital Group, L.P.

Date Offering Commenced:			07/19/07

Date of Purchase:				07/19/07

Principal Amount of Offering:			$510,000,000

Offering price:					$15.00

Purchase price:					$15.00

Commission, spread or profit:			3.30 %

Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:   $3,882,000